Share-Based Compensation	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation
(9) Share-Based Compensation

Overview

CVR Energy, CVR Refining and CVR Partners all have a Long-Term Incentive Plans (collectively, the “LTIPs”) which permit the granting of options, stock and unit appreciation rights (“SARs”), restricted shares, restricted stock units, phantom units, unit awards, substitute awards, other unit-based awards, cash awards, dividend and distribution equivalent rights, share awards and performance awards (including performance share units, performance units and performance-based restricted stock). Individuals who are eligible to receive awards and grants under the LTIP include the Company’s and employees, officers, consultants, advisors and directors of CVR Refining and CVR Partners.

Incentive and Phantom Unit Awards

Incentive and phantom unit awards have been granted to officers, employees, consultants and directors (collectively, the “Share-Based Awards”) under the LTIPs. As a result, Share-Based Awards that reflect the value and dividend or distributions of CVR Energy, CVR Refining or CVR Partners have been granted and remain outstanding as of December 31, 2018. Each Share-Based Award and the related dividend or distribution equivalent right represents the right to receive, upon vesting, a cash payment equal to (i) the average fair market value of one share or unit, as applicable, in accordance with the award agreement, plus (ii) the per share or unit cash value of all dividends or distributions declared and paid, as applicable, from the grant date to and including the vesting date. The Share-Based Awards are generally graded-vesting awards, which are expected to vest over three years with one-third of the award vesting each year the grantee remains employed by the Company or its subsidiaries. Compensation expense is recognized on ratably based on service provided to the Company and its subsidiaries with the amount recognized fluctuating as a result of the Share-Based Awards being re-measured to fair value at the end of each reporting period due to their liability-award classification.

Phantom and Incentive Unit Awards - A summary of activity for the Company’s Share-Based Awards for the years ended December 31, 2018, 2017 and 2016 is presented below:

	Shares or Units	Weighted- Average Grant-Date Fair Value (Per Share or Unit)	Aggregate Intrinsic Value (in Millions)
Non-vested at December 31, 2016	2,664,438	$10.76	$24
Granted	1,713,192	8.52
Vested	(1,062,382)	11.62
Forfeited	(361,301)	12.29
Non-vested at December 31, 2017	2,953,947	$8.97	$33
Granted	1,236,322	16.11
Vested	(1,140,423)	9.74
Forfeited	(617,773)	9.39
Non-vested December 31, 2018	2,432,073	$12.13	$24

Performance Unit Awards

Pursuant to an employment agreement with the Company’s current chief executive officer, the Company entered into two performance award agreements on November 1, 2017. In connection with the performance period of January 1, 2018 to December 31, 2018, a performance award was granted with a target value of $1.5 million that is payable in February 2019 (the “2018 CEO Performance Award”). The payout under the 2018 CEO Performance Award is based on the Company’s performance against certain safety, operating and financial measures. Additionally, the Company entered into a performance award agreement (the “CEO Performance Award”). The CEO Performance Award represents the right to receive upon vesting, a cash payment equal to $10 million if the average closing price of the Company’s common stock over the 30-trading day period from January 4, 2022 to February 15, 2022 is equal to or greater than $60 per share. An accrual of approximately $2 million has been recognized at December 31, 2018 associated with the 2018 CEO Performance Award.

In December 2016, the Company entered into a performance unit award agreement with the Company’s former chief executive officer related to the performance period from January 1, 2017 to December 31, 2017 (the “Former CEO Performance Award ”). As of and for the year ended December 31, 2018, there was no outstanding liability or expense recognized related to the Former CEO Performance Award.

Compensation Expense

A summary of total share based compensation expense and unrecognized compensation expense related to the Share-Based Awards and Company’s performance awards, the amounts allocated to each of the Company’s segments, and the amounts that were not allocated to segments during the years ended December 31, 2018, 2017 and 2016 is presented below:

	Expenses			Unrecognized Expense
	For the year ended December 31,			At December 31, 2018
(in millions)	2018	2017	2016	Amount	Weighted Average Remaining Years
Share based awards
Incentive Units	$4	$7	$2	$15	1.7
Phantom Units	8	8	3	4	1.6

Performance awards
CEO Performance Award	2	—	—	8	3.0
2018 CEO Performance Award	2	—	—	—	0.0
Former CEO Performance Award	—	4	4	—	0.0
Total expense	$16	$19	$9	$27

Other Benefit Plans

CVR sponsors and administers two defined-contribution 401(k) plans, the CVR Energy 401(k) Plan and the CVR Energy 401(k) Plan for Represented Employees (the “Plans”), in which CVR employees may participate. CVR’s contributions under the Plans were approximately $9 million, $9 million and $8 million for the years ended December 31, 2018, 2017 and 2016, respectively.